UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FEI COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

FEI COMPANY

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 14, 2009

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Proxy Materials Available

• Notice and Proxy Statement

• Annual Report

• 10K

FEI COMPANY

5350 NE DAWSON CREEK DRIVE HILLSBORO, OR 97124

The Notice of the Annual Meeting and Proxy Statement, Annual Report to Shareholders and 10-K are available at http://investor.fei.com/annual_proxy_2009.cfm or www.proxyvote.com. To view these materials on www.proxyvote.com, have the 12-digit Control Number (located on the following page) available.

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 30, 2009 to facilitate timely delivery.

How to Request A Copy of Materials

1) By Internet—www.proxyvote.com

2) By Telephone—1-800-579-1639

3) By E-Mail*—sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type: Annual Meeting Date: May 14, 2009

Meeting Time: 9:00 a.m., Pacific Time For holders as of: March 9, 2009

Meeting Location:

FEI Company

5350 NE Dawson Creek Drive Hillsboro, OR 97124

Take Helvetia Rd./Shute Rd. Exit #61 from US-26, west of Portland, Oregon. Go south on NW Shute Rd. In 0.2 miles, NW Shute Rd. becomes NE Brookwood Parkway. Turn left onto NE Dawson Creek Drive. FEI Company is the first driveway on the right. FOR ADDITIONAL DIRECTIONS CALL 503-726-7500

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

1. Election of Directors

Nominees:

1a. Lawrence A. Bock 1b. Wilfred J. Corrigan 1c. Don R. Kania 1d. Thomas F. Kelly 1e. William W. Lattin 1f. Jan C. Lobbezoo 1g. Gerhard H. Parker 1h. James T. Richardson 1i. Richard H. Wills

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2.

2. To consider and vote on a proposal to amend the 1995 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 3.

3. To consider and vote on a proposal to amend the FEI Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 4.

4. To consider approving the Audit Committee’s appointment of Deloitte & Touche LLP as FEI’s independent registered public accounting firm for the year ending December 31, 2009.

5. To transact such other business as may properly come before the meeting or at any and all postponements or adjournments of the meeting.

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